UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 26, 2021
Date of Report (Date of Earliest Event Reported)

Central Index Key Number of the issuing entity:  0001721905
UBS Commercial Mortgage Trust 2017-C6
(Exact name of issuing entity)

Central Index Key Number of the registrant:  0001532799
UBS Commercial Mortgage Securitization Corp.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor:  0001685185
UBS AG, acting through its branch located at 1285 Avenue of the Americas, New York, New York
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001592182
LMF Commercial, LLC (formerly known as Rialto Mortgage Finance, LLC)
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001541468
Ladder Capital Finance LLC
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001558761
Cantor Commercial Real Estate Lending, L.P.
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001089877
KeyBank National Association
(Exact name of sponsor as specified in its charter)

Central Index Key Number of the sponsor:  0001542256
Natixis Real Estate Capital LLC
(Exact name of sponsor as specified in its charter)

New York	333-207340-07	38-4052543 38-4052544
(State or other jurisdiction of incorporation of issuing entity)	(Commission File Number of issuing entity)	(I.R.S. Employer Identification Numbers)

c/o Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, MD 21045
(Address of principal executive offices of the issuing entity)

(212) 713-8832
Registrant's Telephone number, including area code

Former name or former address, if changed since last report:  Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐  If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised Financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

The Yorkshire & Lexington Towers Mortgage Loan, which constituted approximately 5.8% of the asset pool of the issuing entity as of its cut-off date, is an asset of the issuing entity and is part of a loan combination that is being serviced and administered under the pooling and servicing agreement, dated as of November 1, 2017 relating to the CSAIL 2017-CX10 Commercial Mortgage Trust filed as Exhibit 4.3 to the registrant’s Current Report on Form 8-K filed on December 13, 2017, as amended by the amended pooling and servicing agreement, dated as of November 1, 2017, relating to the CSAIL 2017-CX10 Commercial Mortgage Trust filed as Exhibit 4.1 to the Current Report on Form 8-K/A of Credit Suisse Commercial Mortgage Securities Corp. filed on December 19, 2017 under Commission File No. 333-207361-07, as further amended by amendment no. 1 to the pooling and servicing agreement, dated as of March 31, 2021, relating to the CSAIL 2017-CX10 Commercial Mortgage Trust filed as Exhibit 4.1 to the Current Report on Form 8-K of Credit Suisse Commercial Mortgage Securities Corp. filed on March 31, 2021 under Commission File No. 333-207361-07 (the “CSAIL 2017-CX10 PSA”).  Pursuant to Section 7.01(d) of the CSAIL 2017-CX10 PSA, CWCapital Asset Management LLC, a Delaware limited liability company, was removed as special servicer of the Yorkshire & Lexington Towers Mortgage Loan and Torchlight Loan Services, LLC (“Torchlight”), a Delaware limited partnership, was appointed as the successor special servicer of the Yorkshire & Lexington Towers Mortgage Loan under the CSAIL 2017-CX10 PSA.

In the interest of transaction management, this Current Report on Form 8-K is being filed to record that, effective as of April 26, 2021, the Yorkshire & Lexington Towers Mortgage Loan will be specially serviced, if necessary, pursuant to the CSAIL 2017-CX10 PSA, by Torchlight.  Torchlight maintains its principal special servicing office at 475 Fifth Avenue, New York, New York 10017 and its telephone number is 212-883-2800.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UBS Commercial Mortgage Securitization Corp.

/s/ Nicholas Galeone
Nicholas Galeone, President

Date:  April 26, 2021

/s/ Andrew Lisa
Andrew Lisa, Associate Director

Date:  April 26, 2021